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                             BHR INSTITUTIONAL FUNDS

                       CLARIVEST INTERNATIONAL EQUITY FUND
                       CLARIVEST SMID CAP CORE GROWTH FUND
                                  (THE "FUNDS")

                       SUPPLEMENT DATED SEPTEMBER 15, 2009
            TO THE PROSPECTUS DATED JANUARY 31, 2009, AS SUPPLEMENTED

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

     On September 15, 2009, the Board of Trustees of the BHR Institutional Funds (the "Board") approved a proposal to liquidate the ClariVest International Equity Fund and the ClariVest SMid Cap Core Growth Fund (the "Funds") effective September 29, 2009 (the "Liquidation Date"). Accordingly, effective immediately the Funds will no longer accept purchases.

     The Board's decision was taken after consultation with DundeeWealth US, LP, the investment adviser to the Funds. The Board also carefully considered current market conditions, the inability of the Funds to attract significant market interest since their inception, their future viability as well as prospects for growth in the Funds' assets in the foreseeable future, and thereafter determined that it was advisable and in the best interests of the Funds and their shareholders to liquidate the Funds.

     In anticipation of each Fund's liquidation, the Funds may begin to sell their portfolio holdings in exchange for commercial paper, money market instruments or cash equivalents. Until the Liquidation Date, you may redeem your shares in the manner set forth in the Funds' current Prospectus. If you invest through a financial consultant, securities brokers, dealer or benefit plan administrator, you should contact the consultant, securities broker, dealer or benefit plan administrator for more information on how to redeem or exchange your shares.

     It is possible that the Funds may make distributions to shareholders of certain ordinary income and/or capital gains on or before the Liquidation Date. In that event, the distributions will generally be taxable to the shareholders who receive the distributions (aside from tax-exempt accounts).

     Shortly before the Liquidation Date, the Funds will suspend all redemptions and exchanges in order to facilitate an orderly liquidation. If you still hold shares of a Fund as of the Liquidation Date, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account within 14 days. The sale, exchange or liquidation of your shares will generally be a taxable event. If you are invested in a Fund through an individual retirement account or section 401(k) plan, special distribution and transfer rules may apply (including special tax withholding rules). There may be adverse tax consequences if these rules are not followed.

     YOU SHOULD CONSULT YOUR PERSONAL TAX ADVISOR CONCERNING YOUR PARTICULAR TAX SITUATION.